UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55413
614 McKinley Place NE Minneapolis, Minnesota 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TECH	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 26, 2022, the Compensation Committee of the Board of Directors of Bio-Techne Corporation (the “Company”) appointed Mr. Shane Bohnen, age 48, as an executive officer of the Company in the position of Senior Vice President, General Counsel and Corporate Secretary, effective March 3, 2023. Mr. Bohnen succeeds Brenda Furlow, who has announced her intention to retire on March 3, 2023.

Mr. Bohnen most recently served as Associate General Counsel for the Company since 2019. Prior to joining the Company, Mr. Bohnen served as in-house corporate counsel at Resideo Technologies, Inc. beginning in 2018. From 2013 to 2018, he held roles of increasing responsibility as in-house counsel at Smiths Medical, Inc. Mr. Bohnen also was a litigation attorney for ten years, including eight years at Bowman & Brooke LLP, where he handled a broad range of litigation matters.

With his appointment, Mr. Bohnen will enter into an employment agreement with the Company (the “Employment Agreement”) in the same form used for all executive officers of the Company. The Employment Agreement provides for the following compensation and benefits:

●	Base salary of $331,500;
●	Participation in the Management Incentive Plan, with a cash bonus of 50% at target and annual equity grants with both time- and performance-based vesting, the first set of grants to be issued in August of 2023;
●	A one-time grant of restricted stock units valued at $500,000, to be issued April 1, 2023, with vesting of one third each on the three anniversaries following the date of grant;
●	Reimbursement of certain business expenses in connection with his service to the Company and participation in other employee benefit plans generally available to the Company’s employees, and certain other benefits as set forth in the Employment Agreement.

This description of the material terms of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Executive Employment Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2023.

There is no transaction with the Company or any of its subsidiaries or affiliates requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events

A copy of the press release issued by Bio-Techne Corporation on January 31, 2023 announcing the retirement of Ms. Furlow and the appointment of Mr. Bohnen is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNE CORPORATION

Date: January 31, 2023	By:	/s/ Brenda S. Furlow
Brenda S. Furlow
Executive Vice President, General Counsel and Secretary